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                                                                    EXHIBIT 23

                         CONSENT OF MCCARTER & ENGLISH






May 9, 1994




Ladies and Gentlemen:

     We consent to the incorporation by reference of the reference to our firm in the "Contingencies" section of the Company's report on Form 10-Q for the quarter ended March 31, 1994.



                                    Very truly yours,




                                    /s/McCarter & English
                                    McCarter & English